Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Third Amendment”) is made and entered into as of the 9th day of May, 2007, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Parent”), its Subsidiaries (other than Excluded Subsidiaries and the Non-Borrower Subsidiaries) listed on Schedule 1 (as amended from time to time) to the Credit Agreement defined below (together with the Parent, collectively the “Borrowers”), each lender from time to time a party to the Credit Agreement (collectively, the “Lenders” and, individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are party to that certain Amended and Restated Revolving Credit Agreement dated as of April 28, 2005, (as the same may be amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers on the terms set forth therein;

WHEREAS, in accordance with Section 2.14 of the Credit Agreement, the Borrowers requested and received an increase of $100,000,000 to their credit facilities effective July 25, 2006 of which $90,000,000 was in the form of a Term B Loan and $10,000,000 was used to increase the Commitment amount;

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent increase the credit facilities by an additional $75,000,000, reset the accordion amount in Section 2.14 of the Credit Agreement and make certain other amendments to the Credit Agreement,;

WHEREAS, an existing Lender has notified the Administrative Agent and the Borrowers that it will withdraw as a Lender under the Credit Agreement (the “Withdrawing Lender”) as of the Amendment Date (as defined below) and, as a result, the Aggregate Commitments will be reduced by $10,000,000 to a total of $350,000,000 and the aggregate Term B Loans will be $175,000,000;

WHEREAS, each of the Revolving Lenders (other than the Withdrawing Lender) wishes to remain a party to the Credit Agreement and maintain its respective Commitment amount, and as a result of the reduction of the Aggregate Commitments, the Revolving Percentage of each Revolving Lender will be adjusted accordingly as more fully set forth on revised Schedule 2.01 attached hereto; and each of the Term B Lenders wishes to remain a party to the Credit Agreement and maintain (or, as applicable, increase) its respective Term B Loan amount and Term B Loan Percentage (each such Revolving Lender and Term B Lender, the “Continuing Lenders”); and

WHEREAS, the Continuing Lenders and the Administrative Agent are willing to increase the credit facilities and amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Definitions.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.             Increase in Facility Amount.  Upon the satisfaction of the conditions set forth in Section 13(a) below, the credit facilities shall be increased by $75,000,000 (the “Facility Increase”) up to $525,000,000, as set forth in revised Schedule 2.01 attached hereto, and the accordion in Section 2.14 of the Credit Agreement shall be reset to $50,000,000, allowing for a maximum facility amount of $575,000,000.

3.                                      Amendments to Section 1.01 of the Credit Agreement.

(a)           Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the three columns relating to the pricing of the Committed Loans in their entirety from the table contained in the definition of “Applicable Rate”, (ii) labeling the existing table as “Table 1” in the definition of “Applicable Rate” and (iii) inserting a new table following the existing table in the definition of “Applicable Rate” as set forth below:

Table 2

Applicable Rate

	Ratio of Consolidated Total	Committed Loans
Level	Funded Debt to Consolidated EBITDA	Base Rate Loans	Eurodollar Rate Loans	Commitment Fee
I	Less than 3.00:1.00	0.00%	1.25%	0.250%

II	Greater than or equal to 3.00:1.00 and less than 3.50:1.00	0.00%	1.50%	0.250%

III	Greater than or equal to 3.50:1.00 and less than 4.00:1.00	0.00%	1.75%	0.375%

IV	Greater than or equal to 4.00:1.00 and less than 4.50:1.00	0.25%	2.00%	0.375%

V	Greater than or equal to 4.50:1.00 and less than 5.00:1.00	0.25%	2.25%	0.375%

VI	Greater than or equal to 5.00:1.00	0.50%	2.50%	0.500%

(b)           Section 1.01 of the Credit Agreement is hereby amended by deleting the words “Pricing Level V” from the first sentence of the first full paragraph following the table contained in the definition of “Applicable Rate” and substituting in lieu thereof the following words: “Pricing Level VI (as set forth in Table 1 for Term B Loans and in Table 2 for Committed Loans)”.

(c)           The definition of the term “Consolidated Adjusted Net Income” in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

“‘Consolidated Adjusted Net Income’ means, for any period, Consolidated Net Income (or Loss) plus, to the extent deducted and without duplication, (a) adjustments for non-cash, non-recurring charges related to losses from asset impairment charges or resulting from sales of the Specified Entities or their assets up to an aggregate amount of $15,000,000, (b) the non-recurring, non-cash write-off of debt issuance expenses related to the refinancing of Indebtedness under the Existing Credit Agreement, such write-off not to exceed $4,000,000; (c) charges incurred by the Borrowers in connection with unsuccessful landfill development and composting projects up to an aggregate of $3,000,000, (d) charges and related costs incurred by the Borrowers with respect to the closure, capping and post closure monitoring of the landfill known as the “Hardwick Landfill” up to an aggregate amount of $26,000,000, (e) non-cash asset impairment charges with respect to the sale or impairment of certain assets and businesses located in the Commonwealth of Massachusetts and the State of New York up to an aggregate amount of $20,000,000, (f) severance payments incurred by the Borrowers up to an aggregate amount of $500,000 and (g) bad debt charges incurred by the Borrowers up to an aggregate amount of $2,000,000.”

(d)           The definition of the term “Consolidated Net Worth” in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

“‘Consolidated Net Worth’ means the excess of Consolidated Total Assets over Consolidated Total Liabilities plus, without duplication, (i) the liquidation value of the issued and outstanding Series A Preferred Stock and (ii) for the current period and any prior period, the items identified in clauses (d), (e), (f), and (g) of the definition of Consolidated Adjusted Net Income less, to the extent otherwise includable in the computations of Consolidated Net Worth, any subscriptions receivable, provided that, commencing on the first day of the second fiscal quarter of the Borrowers commencing on or about August 1, 2006, the liquidation value of the issued and outstanding Series A Preferred Stock shall not be included in the calculation of Consolidated Net Worth.”

(e)           The definition of the term “Consolidated Total Interest Expense” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” before clause “(b)” and inserting at the end of clause “(b)” the following clause:  “, and (c) dividends on preferred stock paid by the Borrowers which are required by GAAP to be treated as interest expense.”

(f)            The definition of the term “Loan” in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

“‘Loan’ means an extension of credit by a Lender to the Borrower under Article II in the form of a Committed Loan or a Swing Line Loan or, to the extent applicable, any Term B Loan advanced pursuant to Section 2.14 hereof or otherwise advanced to the Borrowers in connection with any increase thereof.”

(g)           The definition of the term “Term B Lender” in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

“‘Term B Lender’ means the Lenders holding a portion of the Term B Loan as shall be set forth in Schedule 2.01 to this Agreement (as such Schedule 2.01 may be amended from time to time), together with any other Person who becomes an assignee of any rights and obligations of a Term B Lender.”

(h)           The definition of the term “Term B Loan” in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

“‘Term B Loan’ shall mean and include any amounts advanced as a term loan pursuant to Section 2.14(a)(ii) of this Agreement and any other amounts which are advanced from time to time hereunder as a Term B Loan.”

4.             Amendments to Section 2.14 of the Credit Agreement.  Section 2.14 of the Credit Agreement is hereby amended by:

(a)           deleting the amount “$100,000,000” from subsection (a)(i) of such Section in its entirety and substituting in lieu thereof the following amount “$50,000,000”;

(b)           deleting the words “request a term loan (the “Term B Loan”)” from subsection (a)(ii) of such Section in their entirety and substituting in lieu thereof the following words “request an increase in the Term B Loan”;

(c)           deleting the amount “$100,000,000” from subsection (a)(ii) of such Section in its entirety and substituting in lieu thereof the following amount “$50,000,000”; and

(d)           deleting the amount “$450,000,000” from subsection (a) of such Section in its entirety and substituting in lieu thereof the following amount “$575,000,000”.

5.             Amendment to Section 7.06 of the Credit Agreement.  Clause (i) contained in Section 7.06 of the Credit Agreement is hereby amended by deleting such clause in its entirety and substituting in lieu thereof the following:

“(i)          redeem the Series A Preferred Stock for a price not to exceed $77,000,000; and”.

6.             Amendments to Section 7.11(a) of the Credit Agreement.  Section 7.11(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(a)         Interest Coverage Ratio.  As at the end of any fiscal quarter, the Borrowers shall not permit the ratio of (a) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters then ending to (b) Consolidated Total Interest Expense for such period to be less than (i) 2.50:1.00 for the fiscal quarter ending on April 30, 2007, (ii) 2.25:1.00 for the fiscal quarter ending on July 31, 2007, (iii) 2.15:1.00 for the fiscal quarter ending on October 31, 2007 through and including October 31, 2008 and (iv) 2.25:1.00 for the fiscal quarter ending on  January 31, 2009 and every fiscal quarter thereafter.”

7.             Amendments to Section 7.11(b) of the Credit Agreement.  Section 7.11(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(b)         Consolidated Total Funded Debt to Consolidated EBITDA.  As at the end of any fiscal quarter, the Borrowers shall not permit the ratio of (a) Consolidated Total Funded Debt as of such date to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters then ending to exceed (i) 5.25:1.00 for the fiscal quarter ending on April 30, 2007, (ii) 5.50:1.00 for the fiscal quarter ending on July 31, 2007, (iii) 5.75:1.00 for the fiscal quarters ending on October 31, 2007 through and including the fiscal quarter ending on April 30, 2008, (iv) 5.50:1.00 for the fiscal quarters ending on July 31, 2008 and October 31, 2008, (v) 5.25:1.00 for the fiscal quarters ending on January 31, 2009 and April 30, 2009, (vi) 5.00:1.00 for the fiscal quarters ending on July 31, 2009 and October 31, 2009, and (vii) 4.75:1.00 for the fiscal quarter ending on January 31, 2010 and every fiscal quarter thereafter.”

8.             Amendments to Section 7.11(c) of the Credit Agreement.  Section 7.11(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(c)         Consolidated Senior Funded Debt to Consolidated EBITDA.  As at the end of any fiscal quarter, the Borrowers shall not permit the ratio of (a) Consolidated Senior Funded Debt as of such date to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters then ending to exceed (i) 3.50:1.00 for the fiscal quarter ending on April 30, 2007, (ii) 3.75:1.00 for the fiscal quarter ending on July 31, 2007, (iii) 3.85:1.00 for the fiscal quarters ending on October 31, 2007 through and including the fiscal quarter ending on April 30, 2008, (iv) 3.60:1.00 for the fiscal quarters ending on July 31, 2008 and October 31, 2008, and (v) 3.35:1.00 for the fiscal quarter ending on January 31, 2009 and every fiscal quarter thereafter.”

9.             Amendment to Schedule 2.01 of the Credit Agreement.  Schedule 2.01 of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof revised Schedule 2.01 attached hereto.

10.          Omnibus Amendment.  Each reference in the Credit Agreement and any other Loan Document, including, without limitation, the Pledge Agreement, the Security Agreement, the Notes and the Subordination Agreement, to the “Amended and Restated Revolving Credit Agreement” or the “Amended and Restated Credit Agreement” shall be deemed to be a reference to the “Amended and Restated Revolving Credit and Term Loan Agreement”.

11.          Amendment Fee.  The Borrowers hereby promise to pay to each existing Lender which consents to this Third Amendment on or before the Amendment Date, in consideration of each such Lender entering into this Third Amendment, a fee in an amount equal to five (5) basis points on the aggregate of such existing Lender’s Commitment and its existing outstanding amount of the Term B Loan (the “Amendment Fees”), provided that each existing Revolving Lender shall be required to consent to all of the provisions of this Third Amendment, including those requiring the affirmative vote of 100% of the Revolving Lenders in order to be eligible to receive the Amendment Fee.  The Amendment Fees shall be fully-earned as of the Amendment Date (as herein defined) and shall be non-refundable.

12.          No Waiver.  Except as a result of the amendments set forth in §§ 2 through 10 of this Third Amendment, nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or to otherwise modify any provision of the Credit Agreement, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

13.          Conditions to Effectiveness.

(a)  This Third Amendment (except for Section 3(a) hereof) shall become effective as of the date (the “Amendment Date”) when each of the following conditions is met:

(1)           receipt by the Administrative Agent of this Third Amendment duly and properly authorized, executed and delivered by the Borrowers and the Required Lenders;

(2)           receipt by the Administrative Agent of payment in cash of the fees in the amounts specified in the Fee Letter dated April 30, 2007, by and between the Borrowers, the Administrative Agent and the Arranger;

(3)           without duplication of amounts paid pursuant to clause (2) above, receipt by the Administrative Agent, for the benefit of the consenting Lenders, of the Amendment Fees required in Section 11 above;

(4)           payment of all of the Administrative Agent’s reasonable legal fees and expenses incurred in connection with the preparation and negotiation of this Third Amendment;

(5)           receipt by the Administrative Agent of a certificate dated as of the Amendment Date signed by a Responsible Officer of the Parent certifying and attaching the resolutions adopted by each of the Borrowers approving the Facility Increase, and authorizing such Borrower to enter into this Third Amendment;

(6)           receipt by the Administrative Agent of a certificate dated as of the Amendment Date signed by a Responsible Officer of the Parent certifying that before and after giving effect to the Facility Increase and this Third Amendment, (i) the applicable conditions set forth in Sections 4.02(a) and (b) of the Credit Agreement will be satisfied and (ii)(A) the Term B Loan, as increased hereby, is permitted senior Indebtedness under the existing Senior Subordinated Debt Documents and (B) no default under the existing Senior Subordinated Debt Documents has occurred and is continuing or would result after giving effect to the transactions contemplated by the Loans;

(7)           receipt by the Administrative Agent, upon the request of any Lender, of a Note evidencing such Lender’s portion of the Term B Loan or any increase in its Commitment duly and properly authorized, executed and delivered by the Borrowers;

(8)           receipt by the Administrative Agent of a pro-forma Compliance Certificate reflecting compliance with Section 7.11 of the Credit Agreement after giving effect to the Facility Increase and this Third Amendment; and

(9)           payment in full of the Withdrawing Lender’s outstanding principal amount and any accrued interest and other fees due to the Withdrawing Lender under its Committed Loan as of the Amendment Date.

(b)  Section 3(a) of this Third Amendment shall become effective as of the date when each of the following conditions is met:

(1)           all of the conditions of Section 13(a) hereof have been met; and

(2)           receipt by the Administrative Agent of the consent of all of the existing Revolving Lenders (other than the Withdrawing Lender).

14.          Representations and Warranties.  The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)           The execution, delivery and performance of this Third Amendment and the transactions contemplated hereby (i) are within the corporate (or the equivalent company or partnership) authority of each of the Borrowers, (ii) have been duly authorized by all necessary corporate (or other) proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers so as to materially adversely affect the assets, business or any activity of the Borrowers, and (iv) do not conflict with any provision of the corporate charter, articles or bylaws (or equivalent other company or partnership documents) of the Borrowers or any agreement or other instrument binding upon the Borrowers, including, without limitation, the Indenture.

(b)           The execution, delivery and performance of this Third Amendment will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)           The execution, delivery and performance by the Borrowers of this Third Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained, if any.

(d)           The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent of changes resulting from transactions contemplated or permitted by this Agreement (as amended by the Third Amendment) and changes occurring in the ordinary course of business which singly or in the aggregate do not have a Material Adverse Effect.  For purposes of this Section 14(d), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.04(a) of the Credit Agreement.

(e)           After giving effect to this Third Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

15.          Ratification, etc.  Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.  This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Third Amendment.

16.          Governing Law.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

17.          Counterparts.  This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy shall be as effective as delivery of an original executed counterpart of this Third Amendment.

18.          Copy of Conformed Credit Agreement.  A copy of the conformed Credit Agreement incorporating the First Amendment to Amended and Restated Revolving Credit

Agreement, dated as of June 2, 2006, the Conforming Amendment to Amended and Restated Revolving Credit Agreement, dated as of July 25, 2006 and this Third Amendment is attached hereto as Exhibit A.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement as a sealed instrument as of the date first set forth above.

BORROWERS:

CASELLA WASTE SYSTEMS, INC.

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Senior Vice President and Chief Financial Officer

ALL CYCLE WASTE, INC.
ATLANTIC COAST FIBERS, INC.
B. AND C. SANITATION CORPORATION
BLASDELL DEVELOPMENT GROUP, INC.
BRISTOL WASTE MANAGEMENT, INC.
CASELLA TRANSPORTATION, INC.
CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
CASELLA WASTE MANAGEMENT OF N.Y., INC.
CASELLA WASTE MANAGEMENT OF
PENNSYLVANIA, INC.
CASELLA WASTE MANAGEMENT, INC.
C.V. LANDFILL, INC.
FOREST ACQUISITIONS, INC.
GRASSLANDS, INC.
HAKES C & D DISPOSAL, INC.
HARDWICK LANDFILL, INC.

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Third Amendment to A&R Credit Agreement

HIRAM HOLLOW REGENERATION CORP.
K-C INTERNATIONAL, LTD.
KTI BIO-FUELS, INC.
KTI ENVIRONMENTAL GROUP, INC.
KTI NEW JERSEY FIBERS, INC.
KTI OPERATIONS, INC.
KTI SPECIALTY WASTE SERVICES, INC.
KTI, INC.
MECKLENBURG COUNTY RECYCLING, INC.
NATURAL ENVIRONMENTAL, INC.
NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
NEW ENGLAND WASTE SERVICES OF ME, INC.
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
NEW ENGLAND WASTE SERVICES, INC.
NEWBURY WASTE MANAGEMENT, INC.
NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
NORTHERN SANITATION, INC.
PERC, INC.
PINE TREE WASTE, INC.
R.A BRONSON, INC.
RESOURCE RECOVERY SYSTEMS OF SARASOTA, INC.
RESOURCE TRANSFER SERVICES, INC.
RESOURCE WASTE SYSTEMS, INC.
SCHULTZ LANDFILL, INC.
SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.
SUNDERLAND WASTE MANAGEMENT, INC.
WASTE-STREAM, INC.
WESTFIELD DISPOSAL SERVICES, INC
WINTERS BROTHERS, INC.

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Third Amendment to A&R Credit Agreement

CASELLA RTG INVESTORS CO., LLC

	By:	Casella Waste Systems, Inc., its sole
member

	By:	/s/ Richard A. Norris
		Name:	Richard A. Norris
		Title:	Senior Vice President and Chief Financial Officer

THE HYLAND FACILITY ASSOCIATES

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

	By:	KTI Environmental Group, Inc., its general partner

	By:	/s/ Richard A. Norris
		Name:	Richard A. Norris
		Title:	Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Third Amendment to A&R Credit Agreement

PERC MANAGEMENT COMPANY, Limited

Partnership

	By:	PERC, Inc., its general partner

	By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

CWM ALL WASTE LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

GROUNDCO LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Third Amendment to A&R Credit Agreement

NEWSME LANDFILL OPERATIONS LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

ROCKINGHAM SAND & GRAVEL, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

TEMPLETON LANDFILL LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

CASELLA MAJOR ACCOUNT SERVICES LLC

	By:	Casella Waste Systems, Inc., its sole member

	By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Senior Vice President and Chief Financial Officer

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Signature Page to Third Amendment to A&R Credit Agreement

CASELLA WASTE SERVICES OF ONTARIO LLC

By:	New England Waste Services of N.Y., Inc., its sole member

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

NEWS OF WORCESTER LLC

By:	Casella Waste systems, Inc., its sole member

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Senior Vice President and Chief Financial Officer

TRILOGY GLASS LLC

By:	New England Waste Services of N.Y., Inc., its sole member

	By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

BLUE MOUNTAIN RECYCLING, LLC

By:	FCR, LLC, its manager

	By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Third Amendment to A&R Credit Agreement

CHEMUNG LANDFILL LLC

	By:	New England Waste Services of N.Y., Inc., its sole member

		By:	/s/ Richard A. Norris
			Name:	Richard A. Norris
			Title:	Vice President and Treasurer

COLEBROOK LANDFILL LLC

	By:	New England Waste Services of N.Y., Inc., its sole member

		By:	/s/ Richard A. Norris
			Name:	Richard A. Norris
			Title:	Vice President and Treasurer

LEWISTON LANDFILL LLC

	By:	New England Waste Services of ME, Inc., its sole member

		By:	/s/ Richard A. Norris
			Name:	Richard A. Norris
			Title:	Vice President and Treasurer

FAIRFIELD COUNTY RECYCLING, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Third Amendment to A&R Credit Agreement

FCR CAMDEN, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR FLORIDA, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR GREENSBORO, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR GREENVILLE, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR MORRIS, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR REDEMPTION, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Third Amendment to A&R Credit Agreement

FCR TENNESSEE, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

KTI RECYCLING OF NEW ENGLAND, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

RESOURCE RECOVERY SYSTEMS, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

U.S. FIBER, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

Signature Page to Third Amendment to A&R Credit Agreement

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Carol Alan
	Name:	Carol Alan
	Title:	Assistant Vice President

Signature Page to Third Amendment to A&R Credit Agreement

BANK OF AMERICA, N.A.,
as a Revolving Lender

By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

Signature Page to Third Amendment to A&R Credit Agreement

BANK OF AMERICA, N.A.,
as a Term B Lender

By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

SCHEDULE 2.01

COMMITMENTS, TERM B LOAN AND APPLICABLE PERCENTAGES

	REVOLVER		TERM B
Lender	Commitment Amount	Revolving Percentage	Term B Loan Amount	Term B Loan Percentage

Bank of America, N.A.	$61,000,000	17.42857%	$94,000,000	53.71429%
Sovereign Bank	$44,000,000	12.57143%	$1,000,000	0.57143%
Calyon Corporate and Investment Bank	$35,000,000	10.00000%	$2,000,000	1.14286%
Citizens Bank of Massachusetts	$35,000,000	10.00000%
Wachovia Bank	$35,000,000	10.00000%
LaSalle Bank National Association	$35,000,000	10.00000%
Comerica Bank	$25,000,000	7.14286%
JPMorgan Chase Bank, N.A.	$25,000,000	7.14286%
TD BankNorth, N.A.	$20,000,000	5.71429%	$2,000,000	1.14286%
National City Bank	$20,000,000	5.71429%
Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	$15,000,000	4.28571%
Other Lenders			$76,000,000	43.42857%

TOTAL	$350,000,000	100.00000%	$175,000,000	100.00000%

Sovereign Bank, as a Revolving Lender

By:	/s/ Robert H. Rivet
	Name:	Robert H. Rivet
	Title:	Vice President

Third Amendment to Casella Waste Systems, Inc. Amended and Restated Revolving Credit Agreement dated April 28, 2005.

Sovereign Bank, as a Term B Lender

By:	/s/ Robert H. Rivet
	Name:	Robert H. Rivet
	Title:	Vice President

Third Amendment to Casella Waste Systems, Inc. Amended and Restated Revolving Credit Agreement dated April 28, 2005.

Calyon New York Branch, as a
Revolving Lender

By:	/s/ Dianne M. Scott
	Name:	Dianne M. Scott
	Title:	Managing Director

By:	/s/ Richard Laborie
	Name:	Richard Laborie
	Title:	Director

Calyon New York Branch,
as a Term B Lender

By:	/s/ Dianne M. Scott
	Name:	Dianne M. Scott
	Title:	Managing Director

By:	/s/ Richard Laborie
	Name:	Richard Laborie
	Title:	Director

Citizen Bank of Massachusetts, as a
Revolving Lender

By:	/s/ Cindy Chen
	Name:	Cindy Chen
	Title:	Senior Vice President

Wachovia Bank, National Association, as a
Revolving Lender

By:	/s/ Karen H. McClain
	Name:	Karen H. McClain
	Title:	Managing Director

LaSalle Bank National Association, as a
Revolving Lender

By:	/s/ Brian Peterson
	Name:	Brian Peterson
	Title:	Senior Vice President

Comerica Bank, as a
Revolving Lender

By:	/s/ Erik McKay
	Name:	Erik McKay
	Title:	Commercial Banking Officer

JPMorgan Chase Bank, N.A., as a
Revolving Lender

By:	/s/ James E. Murphy
	Name:	James E. Murphy
	Title:	Senior Vice President

TD Banknorth, N.A., as a
Revolving Lender

By:	/s/ E. Kirke Hart
	Name:	E. Kirke Hart
	Title:	Senior Vice President

TD Banknorth, N.A.,
as a Term B Lender

By:	/s/ E. Kirke Hart
	Name:	E. Kirke Hart
	Title:	Senior Vice President

National City Bank, as a
Revolving Lender

By:	/s/ Susan Callahan
	Name:	Susan Callahan
	Title:	Vice President

Merrill Lynch Capital, a division of
Merrill Lynch Business Financial Services
Inc., as a
Revolving Lender

By:	/s/ Kelli O’Connell
	Name:	Kelli O’Connell
	Title:	Vice President

CAVALRY CLO I, LTD

By: Regiment Capital Management, LLC
as its Investment Advisor

By: Regiment Capital Advisors, LP
its Manager and pursuant to delegated
authority

By: Regiment Capital Advisors, LLC
its General Partner

By:	/s/ Mark A. Brostowski
	Name:	Mark A. Brostowski
	Title:	Authorized Signatory

CIFC Funding 2006-IB, Ltd.
CIFC Funding 2006-II, Ltd.,
Each as a Term B Lender

By:	/s/ Sean Dougherty
	Name:	Sean Dougherty
	Title:	General Counsel

CSAM Funding I,
as a Term B Lender

By:	/s/ Andrew H. Marshak
Name: ANDREW H. MARSHAK
Title: AUTHORIZED SIGNATORY

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as a Term B Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE
VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as a Term B Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Franklin CLO II, Limited,
as a Term B Lender

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Franklin CLO V, Limited,
as a Term B Lender

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Franklin Floating Rate Daily Access Fund,
as a Term B Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Asst. Vice President

Franklin Floating Rate Master Series,
as a Term B Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Asst. Vice President

GRAYSON & CO.
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR
as a Term B Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Highland Credit Opportunities CDO Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General
Partner

as a Term B Lender

By:	/s/ Brian Lohrding
Name:
Title:
Brian Lohrding, Treasurer
Strand Advisors, Inc.,
General Partner of
Highland Capital Management, L.P.

Highland Legacy Limited
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

as a Term B Lender

By:	/s/ Brian Lohrding
Name:
Title:
Brian Lohrding, Treasurer
Strand Advisors, Inc.,
General Partner of
Highland Capital Management, L.P.

LATITUDE CLO II, LTD,
as a Term B Lender

By:	/s/ Chauncey Lufkin
	Name:	Chauncey Lufkin
	Title:	President and CIO

Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
as a Term B Lender

By:	/s/ Brian Lohrding
Name:
Title:
Brian Lohrding, Treasurer
Strand Advisors, Inc.,
General Partner of
Highland Capital Management, L.P.

Mountain View Funding CLO 2006-I, Ltd.

By: Seix Advisors, a fixed income division of
Trusco Capital Management, Inc., as Collateral
Manager

as a Term B Lender

By:	/s/ George Goudelias
Name: George Goudelias
Title: PM, Seix Advisors

Rampart CLO I Ltd.
By: Stone Tower Debt Advisors LLC.,
As It’s Collateral Manager

By:	/s/ Michael W. Delpercio
Name: MICHAEL W. DELPERCIO
Title: AUTHORIZED SIGNATORY

Red River CLO Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

as a Term B Lender

By:	/s/ Brian Lohrding
Name:
Title:
Brian Lohrding, Treasurer
Strand Advisors, Inc.,
General Partner of
Highland Capital Management, L.P.

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc.,
the Collateral Manager,
as a Term B Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

Stone Tower CDO II Ltd.
By: Stone Tower Debt Advisors, LLC.,
As It’s Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower CDO Ltd.
By: Stone Tower Debt Advisors, LLC.,
As It’s Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower CDO VI Ltd.
By: Stone Tower Debt Advisors LLC.,
As It’s Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower Credit Funding I Ltd.
By: Stone Tower Fund Management LLC.,
As It’s Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Asset Management

as a Term B Lender

By:	/s/ Darvin D. Pierce
	Name:	DARVIN D. PIERCE
	Title:	EXECUTIVE DIRECTOR

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Asset Management
as a Term B Lender

By:	/s/ Darvin D. Pierce
Name:
Title:

WATERFRONT CLO 2007-1,
as a Term B Lender

By:	/s/ Robert E. Sydow
	Name:	Robert E. Sydow
	Title:	President Grandview Capital Management, LLC As Investment Manager

WATERVILLE FUNDING LLC,
as a Term B Lender

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

KATONAH IX CLO LTD.,
as a Term B Lender

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

KATONAH VII CLO LTD.,
as a Term B Lender

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

KATONAH VIII CLO LTD.,
as a Term B Lender

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

Sankaty Advisors, LLC as Collateral
Manager for AVERY POINT CLO,
LTD., as Term Lender

as a Term B Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I -
INGOTS, Ltd., as Term Lender

as a Term B Lender

By:	/s/ Alan K. Halfenger
	Name:	ALAN K. HALFENGER
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill II -
INGOTS, Ltd., as Term Lender

as a Term B Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Chatham Light III CLO, LTD
By:		Sankaty Advisors, LLC
as Collateral Manager

as a Term B Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral
Manager for Race Point II CLO,
Limited, as Term Lender

as a Term B Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SKY CBNA LOAN FUNDING,
as a Term B Lender

By:	/s/ David Balmert
	Name:	David Balmert
Title:

Carlyle Capital Investment Limited,
as a Term B Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VIII, Ltd.
as a Term B Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners IX, Ltd.
as a Term B Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Loan Investment, Ltd.
as a Term B Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director